Supplement dated October 5, 2023 to the
Prospectus for your Variable Annuity, as supplemented
Issued by

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
through
Wilton Reassurance Life Co. of New York Separate Account A
RETIREMENT ACCESS VARIABLE ANNUITY B SERIES (“B SERIES”)
RETIREMENT ACCESS VARIABLE ANNUITY L SERIES (“L SERIES”)
RETIREMENT ACCESS VARIABLE ANNUITY X SERIES (“X SERIES”)

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.
This Supplement describes changes to a variable investment option available through your Annuity. If you would like another copy of the current Annuity Prospectus, please call us at (800) 457-8207.
AST Advanced Strategies Portfolio – Subadviser Changes:
Effective December 11, 2023, Massachusetts Financial Services Company, Pacific Investment Management Company, LLC, T. Rowe Price Associates, Inc. and William Blair Investment Management, LLC will be replaced with Jennison Associates LLC, J.P. Morgan Investment Management, Inc. and PGIM Real Estate as subadvisers to the Portfolio.
AST Advanced Strategies Portfolio – Fee Change:
Effective December 11, 2023, the expenses for the AST Advanced Strategies Portfolio listed in the “Underlying Portfolio Annual Expenses” table in the “Summary of Contract Fees and Charges” section of the Prospectus are restated as shown below:

UNDERLYING PORTFOLIO ANNUAL EXPENSES FOR PORTFOLIOS IF THE DEFINED BENEFIT IS NOT ELECTED
(as a percentage of the average daily net assets of the underlying Portfolios)

FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Advanced Strategies Portfolio*	0.65%	0.03%	0.25%	0.00%	0.00%	0.17%	1.10%	0.20%	0.90%
* See notes immediately below for important information about this fund.
AST Advanced Strategies Portfolio
The Manager has contractually agreed to waive 0.002% of its investment management fee through June 30, 2024. The Manager has also contractually agreed to waive 0.0262% of its investment management fee through June 30, 2024. The Manager has also contractually agreed to waive 0.062% of its investment management fee through June 30, 2025. In addition, the Manager has contractually agreed to waive a portion of its investment management fee so that the Portfolio’s investment management fee does not exceed 0.66% of the Portfolio's average daily net assets through June 30, 2025. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees. The Manager and the Distributor have also contractually agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the investment management and distribution fee received from other portfolios of the Trust due to the Portfolio’s investment in any such portfolios.
Please keep this Supplement for future reference together with your Prospectus.
WRNYSUP6-N4